UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2019

ABERCROMBIE & FITCH CO.
(Exact name of registrant as specified in its charter)

Delaware			1-12107	31-1469076
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

6301 Fitch Path	New Albany	Ohio		43054
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code:		(614)	283-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	ANF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On November 26, 2019, Abercrombie & Fitch Co. (the “Company”) issued a news release (the “Release”) reporting the Company's unaudited financial results for the third fiscal quarter and year-to-date period ended November 2, 2019. A copy of the Release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In conjunction with the Release, the Company also made available additional unaudited quarterly financial information for each of the quarters in the fiscal year ended February 2, 2019, and the first three quarters in the fiscal year ending February 1, 2020, along with additional financial information for the year-to-date period ended November 2, 2019, and the fiscal years ended February 3, 2018, January 28, 2017, January 30, 2016. The additional financial information is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

In conjunction with the Release, the Company also made available an investor presentation of results for the third fiscal quarter and year-to-date period ended November 2, 2019. The presentation, which is available under the “Investors” section of the Company's website, located at corporate.abercrombie.com, is included as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company's management conducted a conference call on November 26, 2019 to review the Company's financial results for the third fiscal quarter and year-to-date period ended November 2, 2019. A copy of the transcript of the conference call is included as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.

In conjunction with the Release, the Company also made available an infographic, which refers to these results for the third fiscal quarter ended November 2, 2019. The infographic is available under the “Investors” section of the Company's website, located at corporate.abercrombie.com.

Item 9.01. Financial Statements and Exhibits.

(a) through (c) Not applicable

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	News release issued by Abercrombie & Fitch Co. on November 26, 2019

99.2	Additional unaudited financial information made available by Abercrombie & Fitch Co. on November 26, 2019

99.3	Investor presentation of results for the third fiscal quarter and year-to-date period ended November 2, 2019 made available by Abercrombie & Fitch Co. on November 26, 2019

99.4	Transcript of conference call held by management of Abercrombie & Fitch Co. on November 26, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

Dated: November 27, 2019	By:	/s/ Scott Lipesky
Scott Lipesky
Senior Vice President and Chief Financial Officer